EXHIBIT 1

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PRINCIPAL OFFICERS AND DIRECTORS OF
THE HILLMAN COMPANY, ALL OF WHOM ARE U.S. CITIZENS

Name and Address                   Title

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Henry L. Hillman                   Chairman of the Executive Committee
2000 Grant Building                and Director
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette                 Chairman of the Board and
2000 Grant Building                Director
Pittsburgh, Pennsylvania 15219

Lawrence M. Wagner                 President, Chief Executive Officer
2000 Grant Building                and Director
Pittsburgh, Pennsylvania 15219

H. Vaughan Blaxter, III            Vice President, Secretary, General
1900 Grant Building                Counsel and Director
Pittsburgh, Pennsylvania 15219

Mark J. Laskow                     Vice President and Director
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Anthony J. Burlando                Vice President - Risk Management
1900 Grant Building
Pittsburgh, Pennsylvania 15219

James R. Philp                     Vice President - Personnel and
2000 Grant Building                Administration
Pittsburgh, Pennsylvania 15219

Richard M. Johnston                Vice President - Investments and
2000 Grant Building                Director
Pittsburgh, Pennsylvania 15219

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John W. Hall                      Vice President - Accounting and
1800 Grant Building                Information Services
Pittsburgh, Pennsylvania 15219

Timothy O. Fisher                  Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Bruce I. Crocker                   Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Denis P. McCarthy                  Vice President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Timothy P. Hall                    Vice President
2000 Grant Building
Pittsburgh, PA 15219

Joseph C. Manzinger                Vice President
2000 Grant Building
Pittsburgh, PA 15219

Maurice J. White                   Vice President, Shareholder Services
1800 Grant Building
Pittsburgh, PA 15219

Charles H. Bracken, Jr.            Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

D. Richard Roesch                  Assistant Treasurer
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Michael S. Adamcyk                 Assistant Secretary and
2000 Grant Building                Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Mary Black Strong                  Assistant Treasurer
2000 Grant Building
Pittsburgh, Pennsylvania 15219

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Carol J. Cusick Riley             Vice President, Associate General
1900 Grant Building                Counsel and Assistant Secretary
Pittsburgh, Pennsylvania 15219

Cornel Conley                      Controller - Corporate
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Mark M. Poljak                     Controller - Taxes
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie H. Hillman                   Director
2000 Grant Building
Pittsburgh, Pennsylvania 15219

William Talbott Hillman            Director
2000 Grant Building
Pittsburgh, PA 15219


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON INTERSTATE CORPORATION, ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III            President and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                Vice President, Treasurer
824 Market Street, Suite 900       and Director
Wilmington, Delaware 19801

Lario M. Marini                    Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                   Assistant Vice President and
824 Market Street, Suite 900       Assistant Secretary
Wilmington, Delaware 19801

Charles H. Backen, Jr.             Assistant Secretary and
2000 Grant Building                Assistant Treasurer
Pittsburgh, Pennsylvania 15219

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Jody B. Cosner                    Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                    Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                     Director
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON INVESTMENTS, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III            President and Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                Vice President, Chief Financial
824 Market Street, Suite 900       Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                    Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

John W. Hall                       Senior Vice President
1800 Grant Building
Pittsburgh, Pennsylvania 15219

Richard H. Brown                   Assistant Vice President and
824 Market Street, Suite 900       Assistant Secretary
Wilmington, Delaware 19801

Charles H. Backen, Jr.             Assistant Secretary and
2000 Grant Building                Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                     Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

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Joan E. Bachner                   Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

Darlene Clarke                     Director
824 Market Street, Suite 900
Wilmington, Delaware 19801


PRINCIPAL OFFICERS AND DIRECTORS OF
WILMINGTON SECURITIES, INC., ALL OF WHOM ARE U.S. CITIZENS

H. Vaughan Blaxter, III            President
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Andrew H. McQuarrie                Vice President, Chief Financial
824 Market Street, Suite 900       Officer, Treasurer and Director
Wilmington, Delaware 19801

Lario M. Marini                    Senior Vice President and Director
Wilmington Trust Center
Wilmington, Delaware 19801

Richard H. Brown                   Assistant Vice President and
824 Market Street, Suite 900       Assistant Secretary
Wilmington, Delaware 19801

Marian F. Dietrich                 Secretary
1900 Grant Building
Pittsburgh, Pennsylvania 15219

Charles H. Bracken, Jr.            Assistant Secretary and
2000 Grant Building                Assistant Treasurer
Pittsburgh, Pennsylvania 15219

Jody B. Cosner                     Assistant Secretary
824 Market Street, Suite 900
Wilmington, Delaware 19801

Joan E. Bachner                    Assistant Treasurer
824 Market Street, Suite 900
Wilmington, Delaware 19801

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Darlene Clarke                    Director
824 Market Street, Suite 900
Wilmington, Delaware 19801


GENERAL PARTNERS OF: HILLMAN MEDICAL VENTURES 1993 L.P., HILLMAN MEDICAL VENTURES 1994 L.P., HILLMAN MEDICAL VENTURES 1995 L.P., HILLMAN MEDICAL VENTURES 1996 L.P., and HILLMAN MEDICAL VENTURES 1997 L.P., BOTH OF WHICH WERE ORGANIZED
IN THE U.S.

Hillman/Dover Limited Partnership
824 Market Street, Suite 900
Wilmington, Delaware 19801

Cashon Biomedical Associates L.P.
One Tower Bridge, Suite 1350
100 Front Street
Conshohocken, Pennsylvania 19428


GENERAL PARTNER OF HILLMAN/DOVER LIMITED PARTNERSHIP, WHICH
WAS ORGANIZED IN THE U.S.

Wilmington Securities, Inc.
824 Market Street, Suite 900
Wilmington, Delaware 19801


GENERAL PARTNERS OF CASHON BIOMEDICAL ASSOCIATES L.P.,
ALL OF WHOM ARE U.S. CITIZENS

Charles G. Hadley
One Tower Bridge, Suite 1350
100 Front Street
West Conshohocken, Pennsylvania 19428

Hal S. Broderson
One Tower Bridge, Suite 1350
100 Front Street
West Conshohocken, Pennsylvania 19428

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Ronald J. Brenner
One Tower Bridge, Suite 1350
100 Front Street
West Conshohocken, Pennsylvania 19428


TRUSTEES OF THE HENRY L. HILLMAN TRUST U/A TRUST
DATED NOVEMBER 18, 1985, ALL OF WHOM ARE U.S. CITIZENS

Henry L. Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

Elsie Hilliard Hillman
2000 Grant Building
Pittsburgh, Pennsylvania 15219

C. G. Grefenstette
2000 Grant Building
Pittsburgh, Pennsylvania 15219

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